--------------------------------------------------------------------------------
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                                  SCHEDULE 14A
                                   (RULE 14a)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant  /X/

Filed by a Party other than the Registrant  / /

Check the appropriate box:

/ /  Preliminary Proxy Statement                / /  CONFIDENTIAL, FOR USE OF THE COMMISSION
                                                     ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
/X/  Definitive Proxy Statement
/ /  Definitive Additional Materials
/ /  Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12

                              METATEC CORPORATION
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of filing fee (Check the appropriate box):
/X/  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or
     Item 22(a)(2) of Schedule 14A.
/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
     (1) Title of each class of securities to which transaction applies:

         -----------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:

         -----------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

         -----------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:

         -----------------------------------------------------------------------
     (5) Total fee paid:

         -----------------------------------------------------------------------

/ /  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

         -----------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:

         -----------------------------------------------------------------------
     (3) Filing Party:

         -----------------------------------------------------------------------
     (4) Date Filed:

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
[Metatec Corporation Logo]


                              METATEC CORPORATION

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                          TO BE HELD ON APRIL 27, 1995

To the Shareholders of
METATEC CORPORATION:

     Notice is hereby given that the Annual Meeting of Shareholders of Metatec Corporation (the "Company") will be held at the Company's principal executive offices located at 7001 Metatec Boulevard, Dublin, Ohio 43017, on Thursday, April 27, 1995, at 1:00 p.m., local time, for the following purposes:

          1. To consider and vote upon an amendment to the Company's 1992 Directors' Stock Option Plan which would provide for certain early vesting and additional exercise rights with respect to a director who has reached the age of 70 and who thereafter ceases to be an eligible director under the plan for any reason other than death or discharge for cause;

          2. To fix the number of Class II directors at three and to elect three Class II directors; and

          3. To transact such other business as may properly come before the meeting or any adjournment thereof.

     The close of business on February 27, 1995, has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the meeting and any adjournment thereof.

     In order that your shares may be represented at this meeting and to assure a quorum, please sign and return the enclosed proxy promptly. A return addressed envelope, which requires no postage, is enclosed. In the event you are able to attend and wish to vote in person, at your request we will cancel your proxy.

                                             By Order of the Board of Directors

                                             THOMAS J. HARMON
                                             Secretary

Dated: March 27, 1995

                              METATEC CORPORATION

                                PROXY STATEMENT

                                    GENERAL

     This Proxy Statement is being furnished to the holders of common shares, $.10 par value, of Metatec Corporation, a Florida corporation (the "Company"), in connection with the solicitation of proxies by the Board of Directors of the Company to be used at the Company's Annual Meeting of Shareholders to be held at the Company's principal executive offices located at 7001 Metatec Boulevard, Dublin, Ohio 43017, on Thursday, April 27, 1995, at 1:00 p.m., local time, for the purposes set forth on the accompanying Notice of Annual Meeting. The approximate date on which this Proxy Statement and the form of proxy will be first sent to shareholders is March 27, 1995.

     All shares represented by properly executed proxies will be voted at the Annual Meeting in accordance with the choices indicated on the proxy. If no choices are indicated, the shares will be voted in favor of the proposals set forth in the Notice of Annual Meeting as more fully described in this Proxy Statement. Any proxy may be revoked at any time prior to its exercise by delivery to the Company of a subsequently dated proxy or by giving notice of revocation to the Company in writing or in open meeting. A shareholder's presence at the Annual Meeting does not by itself revoke the proxy.

     The close of business on February 27, 1995, has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting and any adjournment thereof. On the record date, there were 5,272,219 of the Company's common shares outstanding and entitled to vote. Each common share is entitled to one vote.

           ADOPTION OF AMENDMENT TO 1992 DIRECTORS' STOCK OPTION PLAN

     The directors and shareholders of the Company have adopted the Metatec Corporation 1992 Directors' Stock Option Plan and Amendment No. 1 to the Metatec Corporation 1992 Directors' Stock Option Plan (collectively, the "Directors' Plan"). The purposes of the Directors' Plan are to encourage directors of the Company who are not employees of the Company or any of its subsidiaries (each an "Eligible Director") to acquire a proprietary interest in the Company, to further promote the interest of such directors in the development and financial success of the Company, and to assist the Company in attracting and retaining highly qualified directors through the granting of stock options to purchase common shares of the Company. The options provided for under the Directors' Plan are not intended to qualify as incentive stock options under the Internal Revenue Code of 1986, as amended (the "Code").

     At the Annual Meeting, shareholders will be asked to approve Amendment No. 2 to the Directors' Plan, which was adopted by the directors on January 25, 1995. Pursuant to the requirements of the Directors' Plan, and in order to qualify under Rule 16b-3 of the Securities Exchange Act of 1934, the proposed amendment must be approved by the Company's shareholders within 12 months after its adoption by the Board of Directors. At the Annual Meeting, unless otherwise indicated, proxies will be voted for the adoption of the proposed amendment. The following discussion of the Directors' Plan and of Amendment No. 2 are qualified in their entirety by reference to the full text of the Directors' Plan, including the proposed amendment, which are attached hereto as Appendix A.

     Under the Directors' Plan, following each annual meeting of shareholders of the Company, each Eligible Director is automatically granted an option to purchase 2,500 common shares. These options are fully vested at the time of grant. In addition, each person who was an Eligible Director immediately following the 1994 annual meeting of shareholders and each person who for the first time becomes an Eligible Director after the 1994 annual meeting of shareholders and before the day after the 1996 annual meeting of shareholders is automatically granted an option, on a one-time basis, to purchase 10,000 common shares (the "One-Time Options"). The One-Time Options have five-year terms and vest in equal annual installments over a four-year period.

     Amendment No. 2 to the Directors' Plan provides, with respect to each director who has reached the age of 70 and who thereafter ceases to be an Eligible Director for any reason other than death or discharge for cause, that
(a) any unvested portion of the One-Time Option previously granted to that director will automatically vest and become exercisable at any time prior to the expiration of the term of that option, and (b) any options which are then exercisable by that director (including the One-Time Option which became automatically vested as described in (a), above) will not terminate six months thereafter as originally provided under the Directors' Plan, but will continue to be exercisable for the original remaining terms of the respective options. However, if a former director thereafter dies, then such director's options will terminate unless exercised as provided under the Directors' Plan with respect to the death of a director.

     The reason for the amendment is to reward the past services of directors who are retiring from the Board because of their age. The immediate beneficiary of this amendment is Herbert O. Gingrich. Mr. Gingrich has decided to retire from the Board of Directors after serving as a director of the Company for 18 years. Mr. Gingrich previously served the Company as a Senior Vice President before his retirement from this position in 1989. The adoption of the amendment at the Annual Meeting will have the following effect with respect to Mr.
Gingrich: (a) all of the common shares subject to Mr. Gingrich's One-Time Option (10,000 common shares), 2,500 of which will vest on April 28, 1995, will become fully vested and immediately exercisable at an exercise price of $11.50 per share; and (b) all of the common shares subject to Mr. Gingrich's current options under the Directors' Plan (16,501 common shares, including the common shares subject to his One-Time Option) will be exercisable for their original remaining terms, which range from two to four years, instead of a term expiring on October 27, 1995 (six months after the date of the Annual Meeting).

     A total of 160,000 common shares have been reserved for issuance (subject to anti-dilution adjustments) under the Directors' Plan. As of February 27, 1995, options for 92,425 shares had been granted under the Directors' Plan, of which options for 84,292 shares had not been exercised. As of February 27, 1995, the market value of the unexercised options was $1,116,869.

     The price to be paid to purchase common shares upon exercise of an option granted under the Directors' Plan is the fair market value of the common shares at the time the option was granted. For purposes of the Directors' Plan, the fair market value of the common shares means, as of any given date: (a) the mean between the highest and lowest bid and ask prices, as reported by the National Association of Securities Dealers, Inc., on the most recent previous reporting day, (b) the last reported sale price in the NASDAQ National Market system on the most recent previous reporting day, or (c) the last reported sale price on any stock exchange on which the common shares are listed on the most recent previous reporting day, whichever is applicable. Each option granted under the Directors' Plan is evidenced by a written stock option agreement between the Eligible Director to whom such option was granted and the Company.

     Each option, other than a One-Time Option, is fully vested on the date such option is granted. One-Time Options vest over a four-year period at the rate of 25% on each anniversary of the date the option was granted. However, under the proposed amendment to the Directors' Plan, if a director who has reached the age of 70 thereafter ceases to be an Eligible Director for any reason other than death or discharge for cause, then any unvested portion of the One-Time Option previously granted to that director will automatically vest and become exercisable at any time prior to the expiration of the term of that option. If a tender offer or exchange offer for shares (other than such an offer by the Company or approved by the Company's Board of Directors) is commenced, or if the shareholders of the Company approve an agreement providing for a transaction in which the Company will cease to be an independent publicly owned entity or for a sale or other disposition of all or substantially all the assets of the Company, and such event had not been approved by the Company's Board of Directors, then all One-Time Options theretofore granted and not fully exercisable will thereupon become exercisable in full.

     No option may be exercised more than five years after the date of grant. An option may only be exercised by the grantee to whom it was granted during such grantee's lifetime. Upon the death of the grantee, the option will be exercisable (subject to any other applicable restrictions on exercise) by the executor or administrator of the grantee's estate, and such option must be exercised within one year of the grantee's death (but not later than the original expiration date of the option).

     If a grantee of an option ceases to be an Eligible Director for any reason other than death or discharge for cause, then the option must be exercised within six months after the date the grantee ceases to be an Eligible Director. However, under the proposed amendment to the Directors' Plan, if a director who has reached the age of 70 thereafter ceases to be an Eligible Director for any reason other than death or discharge for cause, then any options which are then exercisable by that director (including the One-Time Option which became automatically vested, as described above) will not terminate six months thereafter as originally provided under the Directors' Plan, but will continue to be exercisable for the original remaining terms of the respective options. However, if a former director thereafter dies, then such director's options will terminate unless exercised as provided under the Directors' Plan with respect to the death of a director. Upon the discharge of a grantee as a director of the Company for cause, all unexercised options granted to such grantee will immediately lapse and be of no further force or effect.

     Shares purchased upon exercise of an option may not be sold before at least six months has elapsed from the date the option was granted.

     In general, for federal income tax purposes under present law:

          (a) The grant of an option, by itself, will not result in income to the optionee.

          (b) Except as provided in (e) below, the exercise of an option (in whole or in part, according to its terms) will result in ordinary income to the optionee at that time in an amount equal to the excess (if any) of the fair market value of the common shares on the date of exercise over the exercise price.

          (c) Except as provided in (e) below, the optionee's tax basis of the shares acquired upon the exercise of an option, which will be used to determine the amount of any capital gain or loss on a future taxable disposition of such shares, will be the fair market value of the shares on the date of exercise.

          (d) No deduction will be allowable to the Company upon the grant of an option, but upon the exercise of an option, a deduction will be allowable to the Company at that time in an amount equal to the amount of ordinary income realized by the optionee exercising such option.

          (e) With respect to the exercise of an option and the payment of the exercise price by the delivery of shares, to the extent that the number of shares received does not exceed the number of shares surrendered, no taxable income will be realized by the optionee at that time, the tax basis of the shares received will be the same as the tax basis of the shares surrendered, and the holding period of the optionee in the shares received will include his or her holding period in the shares surrendered. To the extent that the number of shares received exceeds the number of shares surrendered, ordinary income will be realized by the optionee at that time in the amount of the fair market value of such excess shares, the tax basis of such excess shares will be equal to the fair market value of such shares at the time of exercise, and the holding period of the optionee in such shares will begin on the date such shares are transferred to the optionee.

     The affirmative vote of the holders of at least a majority of the outstanding common shares present or represented at the Annual Meeting and entitled to vote thereat is necessary to adopt the proposed amendment. Abstentions and non-votes by brokers holding common shares in street name will have the same effect as shares cast against the proposed amendment.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE AMENDMENT TO THE DIRECTORS' PLAN.

                             ELECTION OF DIRECTORS

     The number of directors currently is fixed at nine. The Board of Directors is divided into three classes, Class I, Class II, and Class III, with three directors in Class I and Class III and two directors in Class II. The directors in each class are elected to three-year terms. The terms of office of one class of directors expire each year at the annual meeting of shareholders and at such time as their successors are duly elected and qualified. There is no cumulative voting in the election of directors, and those nominees receiving the highest number of votes will be elected. Abstentions and broker non-votes will not be counted in determining the votes cast in the elections of director and will not have a positive or negative effect on the election.

     At the Annual Meeting, common shares represented by proxies, unless otherwise specified, will be voted to fix the number of Class II directors at three and to elect the nominees named below as Class II directors for a three-year term expiring in 1998. In the event that any nominee named below as a Class II director is unable to serve (which is not anticipated), the persons named in the proxy may vote for another nominee of their choice.

                               CLASS II DIRECTORS
                            (NOMINEES FOR ELECTION)

                                                                                      COMMON SHARES
          NAME OF                                                                     BENEFICIALLY
      NOMINEE/DIRECTOR                                                A DIRECTOR OF    OWNED AS OF
      AND POSITION(S)                PRINCIPAL OCCUPATION(S) DURING    THE COMPANY    FEBRUARY 27,    % OF
        WITH COMPANY          AGE         THE PAST FIVE YEARS             SINCE          1995(1)      CLASS
----------------------------  ----  --------------------------------  -------------   -------------   -----
Jerry D. Miller,               59   President of D&D Properties,           1976         159,000(2)     3.0 %
  Director                          Inc. and President of MGB, Inc.,
                                    two companies engaged in the
                                    real estate business, since May
                                    1992; President and Treasurer of
                                    the Company from the Company's
                                    incorporation in 1976 to May
                                    1993, and Chairman of the Board
                                    from June 1978 to August 1989.
Gregory T. Tillar,             41   President of the Company since           --          60,286        1.1 %
  Nominee for Election,             February 1995, and Chief
  President and Chief               Operating Officer of the Company
  Operating Officer                 since April 1993; Held various
                                    sales management positions with
                                    the Company from May 1990 to
                                    April 1993.

                                                                                      COMMON SHARES
          NAME OF                                                                     BENEFICIALLY
      NOMINEE/DIRECTOR                                                A DIRECTOR OF    OWNED AS OF
      AND POSITION(S)                PRINCIPAL OCCUPATION(S) DURING    THE COMPANY    FEBRUARY 27,    % OF
        WITH COMPANY          AGE         THE PAST FIVE YEARS             SINCE         1995(1)       CLASS
----------------------------  ----  --------------------------------  -------------   -------------   -----
James V. Pickett,              53   Managing Director of the real            --           13,100         *
  Nominee for Election              estate investment group of Banc
                                    One Capital Corp., a subsidiary
                                    of Banc One Holding Corporation,
                                    since February 1993; President
                                    of Pickett Realty Advisors,
                                    Inc., an asset management firm
                                    for hotel owners, since December
                                    1991; President of a group of
                                    affiliated companies and
                                    partnerships, collectively known
                                    as The Pickett Companies,
                                    involved in the development,
                                    management, and ownership of
                                    hotels, since 1965. In February
                                    1991, a group of these entities,
                                    PH Management Corporation
                                    ("PHMC"), DCP Development
                                    Company ("DCP"), PHA Limited
                                    Partnership ("PHA"), and PC
                                    Development Limited Partnership
                                    ("PCD"), filed a Chapter 11
                                    petition with the United States
                                    Bankruptcy Court for
                                    reorganization. In April 1992,
                                    the consolidated plan of
                                    reorganization for these
                                    entities was confirmed by the
                                    Bankruptcy Court. PHMC and PCD
                                    are continuing entities carrying
                                    out the plan of reorganization.
                                    PHA and DCP were dissolved as
                                    part of the plan. Mr. Pickett is
                                    also a director of Wendys
                                    International, Inc.

     Set forth below is information relating to directors whose terms will continue after the Annual Meeting:

                              CLASS III DIRECTORS
                            (TERMS EXPIRING IN 1996)

                                                                                      COMMON SHARES
          NAME OF                                                                     BENEFICIALLY
          DIRECTOR                                                    A DIRECTOR OF    OWNED AS OF
      AND POSITION(S)                PRINCIPAL OCCUPATION(S) DURING    THE COMPANY    FEBRUARY 27,    % OF
        WITH COMPANY          AGE         THE PAST FIVE YEARS             SINCE         1995(1)       CLASS
----------------------------  ----  --------------------------------  -------------   -------------   -----
A. Grant Bowen,                64   Financial Consultant since March       1991           29,873         *
  Director                          1986. Mr. Bowen is a director of
                                    W. W. Williams Co. and State
                                    Savings Bank.

                                                                                      COMMON SHARES
          NAME OF                                                                     BENEFICIALLY
          DIRECTOR                                                    A DIRECTOR OF    OWNED AS OF
      AND POSITION(S)                PRINCIPAL OCCUPATION(S) DURING    THE COMPANY    FEBRUARY 27,    % OF
        WITH COMPANY          AGE         THE PAST FIVE YEARS             SINCE         1995(1)       CLASS
----------------------------  ----  --------------------------------  -------------   -------------   -----
Dan R.E. Thomas, Ph.D.,        48   President of Focus, Inc., a            1993            6,290         *
  Director                          strategic management consulting
                                    firm based in Palo Alto,
                                    California, for more than five
                                    years. Dr. Thomas has served on
                                    the faculties of the Harvard and
                                    Stanford Business Schools.
Jeffrey M. Wilkins,            50   Chairman of the Board and Chief        1989          626,619(3)   11.9 %
  Chairman of the Board,            Executive Officer of the Company
  Chief Executive Officer           since 1989, and President and
  and Director                      Chief Executive Officer of the
                                    Company's subsidiary,
                                    Metatec/Discovery Systems, Inc.,
                                    since December 1988.

                               CLASS I DIRECTORS
                            (TERMS EXPIRING IN 1997)

                                                                                      COMMON SHARES
          NAME OF                                                                     BENEFICIALLY
          DIRECTOR                                                    A DIRECTOR OF    OWNED AS OF
      AND POSITION(S)                PRINCIPAL OCCUPATION(S) DURING    THE COMPANY    FEBRUARY 27,    % OF
        WITH COMPANY          AGE         THE PAST FIVE YEARS             SINCE         1995(1)       CLASS
----------------------------  ----  --------------------------------  -------------   -------------   -----
William H. Largent,            39   Vice President, Finance and            1990           47,711         *
  Vice President, Finance,          Chief Financial Officer of the
  Treasurer, Chief Financial        Company since March 1993, and
  Officer and Director              Treasurer of the Company since
                                    May 1993; President of Liebert
                                    Capital Management Corporation,
                                    an investment management
                                    company, from October 1992 to
                                    March 1993; Executive Vice
                                    President of L Corporation, an
                                    affiliate of Liebert Capital
                                    Management Corporation, from
                                    April 1990 to September 1992.
                                    Mr. Largent is also a director
                                    of AmeriLink Corporation.
E. David Crockett,             58   General Partner of Aspen               1994            9,000         *
  Director                          Venturers, a venture capital
                                    firm for high technology
                                    start-up companies, since April
                                    1991; Vice President of 3i
                                    Ventures, which provided similar
                                    services, from December 1987 to
                                    April 1991. Mr. Crockett is also
                                    a director of Herman Miller
                                    Corporation and Cornerstone
                                    Imaging, Inc.

                                                                                      COMMON SHARES
          NAME OF                                                                     BENEFICIALLY
          DIRECTOR                                                    A DIRECTOR OF    OWNED AS OF
      AND POSITION(S)                PRINCIPAL OCCUPATION(S) DURING    THE COMPANY    FEBRUARY 27,    % OF
        WITH COMPANY          AGE         THE PAST FIVE YEARS             SINCE         1995(1)       CLASS
----------------------------  ----  --------------------------------  -------------   -------------   -----
Peter J. Kight,                38   Chairman, Chief Executive              1994            5,000         *
  Director                          Officer and President of
                                    Checkfree Corporation, a company
                                    that provides a nationwide
                                    electronic bill paying system,
                                    since January 1981. Mr. Kight is
                                    also a director of Danninger
                                    Medical Technology, Inc.

---------------

*Less than 1%.

(1) Except as otherwise indicated in the notes to this table, the persons named in the table have sole voting and investment power with respect to all common shares owned by them. This table does not include options for common shares which are not currently exercisable or not exercisable within 60 days of February 27, 1995. As of February 27, 1995, the number of common shares owned by all directors and executive officers of the Company as a group (10 persons) was 1,056,291 (20.0%).

(2) Includes 13,000 common shares owned by Mr. Miller's spouse. Does not include 117,986 common shares owned by the adult children or grandchildren of Mr. Miller, for which Mr. Miller disclaims beneficial ownership.

(3) Includes 600,000 shares subject to a risk of forfeiture. See "Certain Relationships and Related Transactions."

BOARD OF DIRECTORS COMMITTEES AND MEETINGS

     The Board of Directors has established an Executive Committee, a Compensation Committee, and a Finance and Audit Committee. The Board of Directors has no standing nominating committee or committee performing similar functions.

     The members of the Executive Committee are Jeffrey M. Wilkins, William H. Largent, and A. Grant Bowen. The Executive Committee, which may exercise all of the authority of the Board of Directors between its meetings, took action one time by written consent and held one meeting during 1994. The members of the Compensation Committee are Dan R. E. Thomas, A. Grant Bowen, Herbert O. Gingrich, and Jerry D. Miller. The Compensation Committee, which is responsible for administering the Company's two stock option plans and which may exercise the authority of the Board of Directors with respect to the compensation of employees of the Company, held three meetings during 1994. The members of the Audit and Finance Committee are A. Grant Bowen, Jerry D. Miller, Dan R. E. Thomas, and Herbert O. Gingrich. The Audit and Finance Committee, which is responsible for the appointment of the independent auditors, the annual audit of the Company's accounts by the independent auditors, and all related matters, along with other activities undertaken by such committee, held two meetings during 1994.

     The Board of Directors held six meetings and took action one time by written consent during 1994. Each director attended at least 75% of the meetings held by the Board of Directors and the committees on which he served during 1994.

COMPENSATION OF DIRECTORS

     Employee directors receive no additional compensation for service on the Board of Directors or its committees. Directors of the Company who are not also employees of the Company receive a fee of $500 per board or committee meeting attended in person and $125 per board or committee meeting attended through telephonic communication. In addition, directors of the Company who are not officers or employees of the Company or any of its subsidiaries receive stock options pursuant to the Directors' Plan. See "Adoption of Amendment to 1992 Directors' Stock Option Plan."

COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES AND EXCHANGE ACT OF 1934

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than 10% of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors,and greater than 10% shareholders are required by the Securities and Exchange Commission's regulations to furnish the Company with copies of all Section 16(a) forms they file. Based solely on a review of the copies of such forms furnished to the Company, the Company believes that during 1994 all Section 16(a) filing requirements applicable to its officers and directors were complied with by such persons.

                     PRINCIPAL HOLDERS OF VOTING SECURITIES

     The following table sets forth certain information as of December 31, 1994, with respect to the only persons known by the Company to be the beneficial owners of 5% or more of the Company's common shares:

                                   AMOUNT AND NATURE      PERCENT
      NAME AND ADDRESS OF            OF BENEFICIAL          OF
       BENEFICIAL OWNER                OWNERSHIP         OWNERSHIP
-------------------------------    -----------------     ---------
Jeffrey M. Wilkins                      626,619(1)         11.9%
  7001 Metatec Boulevard
  Dublin, Ohio 43017

Wells Fargo Bank, N.A.                  268,700             5.1%
  464 California Street
  San Francisco, California
  94163

---------------

(1) 600,000 of these shares are subject to a risk of forfeiture. See "Certain Relationships and Related Transactions."

                             EXECUTIVE COMPENSATION

     Set forth below is summary information regarding the annual and long-term compensation of the Company's chief executive officer and its only other executive officers whose annual compensation exceeded $100,000 during 1994:


SUMMARY COMPENSATION TABLE

                                                                 LONG-TERM
                                                            COMPENSATION AWARDS
                                   ANNUAL COMPENSATION      -------------------           ALL
       NAME AND                   ---------------------      SHARES UNDERLYING           OTHER
  PRINCIPAL POSITION     YEAR      SALARY      BONUS(1)     OPTIONS GRANTED(2)      COMPENSATION(3)
----------------------   -----    --------     --------     -------------------     --------------
Jeffrey M. Wilkins       1994     $250,000     $127,286                                $ 1,230
  Chairman of the        1993     $250,000     $ 57,447                                $ 1,225
  Board and Chief        1992     $174,231     $ 10,000
  Executive Officer
Gregory T. Tillar        1994     $125,231     $ 82,000            20,000              $ 1,622
  President and Chief    1993     $100,000     $ 57,956            10,000              $ 1,042
  Operating Officer      1992     $102,692     $ 26,875
William H. Largent       1994     $108,231     $ 65,000            20,000              $   900
  Vice President-        1993     $ 82,696     $ 15,393            20,000
  Finance, Treasurer,    1992
  and Chief Financial
  Officer


---------------

(1) Bonuses, other than for Mr. Wilkins which are paid pursuant to his employment agreement with the Company, were earned pursuant to an Incentive Compensation Plan for certain key executives of the Company selected by the chief executive officer. Pursuant to this plan, an individual target incentive amount for each executive and a target amount for the Company's net income was established. Each participating executive was paid a bonus in an amount ranging from 65% to 140% of his target incentive amount based on his percentage of the target net income actually achieved by the Company.

(2) This column sets forth the number of common shares subject to options granted during the indicated year pursuant to the Company's 1990 Stock Option Plan, as amended.

(3) Represents amounts contributed by the Company as matching contributions to its 401(K) retirement plan.

OPTION GRANTS IN LAST FISCAL YEAR

     The following table sets forth all grants of stock options to the executive officers named in the Summary Compensation Table during 1994:

                                                                                        POTENTIAL
                                INDIVIDUAL GRANTS                                  REALIZABLE VALUE AT
---------------------------------------------------------------------------------    ASSUMED ANNUAL
                              NUMBER OF     % OF TOTAL                               RATES OF STOCK
                                SHARES        OPTIONS      EXERCISE                PRICE APPRECIATION
                              UNDERLYING    GRANTED TO      PRICE                  FOR OPTION TERM(2)
                               OPTIONS     EMPLOYEES IN      PER      EXPIRATION   -------------------
             NAME              GRANTED      FISCAL YEAR    SHARE(1)      DATE         5%        10%
            ------            ----------   -------------   --------   -----------  --------   --------
Jeffrey M. Wilkins............      -0-          -0-           -0-        -0-           -0-        -0-
Gregory T. Tillar.............   20,000         13.1%       $11.50      4/27/04    $144,600   $366,600
William H. Largent............   20,000         13.1%       $11.50      4/27/04    $144,600   $366,600

---------------

(1) The per share exercise price is equal to the fair market value of the Company's common shares on the date of grant.

                                      -10-

(2) The dollar amounts under the 5% and 10% columns in the table are the result of calculations required by the rules of the Securities and Exchange Commission. Although permitted by these rules, the Company did not use an alternate formula for a grant date valuation because the Company is not aware of a formula which would determine with reasonable accuracy a present value based on future unknown factors.

  AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND YEAR END OPTION VALUES

     The following table sets forth stock option exercises during 1994 by the executive officers named in the Summary Compensation Table and the value of in-the-money stock options held by those individuals as of December 31, 1994:

                                                                      NUMBER OF
                                                                        SHARES          VALUE OF
                                                                      UNDERLYING       UNEXERCISED
                                                                     UNEXERCISED      IN-THE-MONEY
                                                                      OPTIONS AT       OPTIONS AT
                                                                       12/31/94        12/31/94(2)
                                  SHARES ACQUIRED       VALUE        EXERCISABLE/     EXERCISABLE/
              NAME                ON EXERCISE (#)     REALIZED(1)   UNEXERCISABLE     UNEXERCISABLE
--------------------------------  ----------------    ----------    --------------    -------------
Jeffrey M. Wilkins..............        -0-              -0-             -0-                   -0-
Gregory T. Tillar...............        -0-              -0-        30,000/20,000      $198,750/$0
William H. Largent..............        -0-              -0-        20,000/20,000      $ 82,500/$0

---------------

(1) Aggregate market value of the common shares covered by the option less the aggregate price paid by the executive officer.

(2) The value of in-the-money options was determined by subtracting the exercise price from the closing price of the Company's common shares as of December 31, 1994.

EMPLOYMENT AGREEMENT WITH MR. WILKINS

     The Company and Mr. Wilkins are parties to an Amended and Restated Employment Agreement (the "Employment Agreement") pursuant to which Mr. Wilkins is serving as Chairman of the Board and Chief Executive Officer of the Company. The Employment Agreement continues until terminated by the parties. The Employment Agreement may be terminated by the Company for "Cause" (defined as dishonesty constituting a felony) or because of Mr. Wilkins' "Long-Term Disability," by Mr. Wilkins for "Good Reason" (defined as any material reduction in authority, title, or responsibility, any reduction in compensation or benefits or any assignment of additional duties), or by either party upon at least one year's notice. Under the Employment Agreement, Mr. Wilkins is entitled to an annual base salary of $250,000, fringe benefits to be determined by the Board of Directors of the type which are typically provided to chief executive officers of similarly situated companies, and an annual bonus equal to five percent of the net pre-tax profit of the Company (calculated without consideration of any such bonuses paid or payable to Mr. Wilkins) during each fiscal year. Upon termination of the Employment Agreement, unless the termination is by the Company for Cause or unless the termination is a voluntary termination by Mr. Wilkins without Good Reason, Mr. Wilkins is entitled to receive a single payment equal to his full annual salary in effect at the time, he is entitled to continue receiving the annual bonuses for the three fiscal years of the Company ending after the date of termination, and the Company is to continue providing group life and group health insurance coverage for a one-year period after the date of termination.

     The Company has the option to purchase all of Mr. Wilkins' common shares at fair market value upon Mr. Wilkins' death or Long-Term Disability or upon his voluntary termination other than for Good Reason or upon the Company's termination for Cause. For a period of three years after termination of his employment, Mr. Wilkins is prohibited from competing against the Company unless he is terminated by the Company without Cause or he voluntarily resigns for Good Reason.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The members of the Company's Compensation Committee are Dan R.E. Thomas, Jerry D. Miller, A. Grant Bowen, and Herbert O. Gingrich. Until May 1993, prior to his appointment to the Compensation Committee, Mr. Miller served as President of the Company. There are no interlocking relationships between any executive officers of the Company and any entity whose directors or executive officers serve on the Company's board or Compensation Committee.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The Compensation Committee of the Board of Directors regularly reviews executive compensation policies and levels and evaluates the performance of management in the context of the Company's performance. The Compensation Committee is composed entirely of independent outside directors.

     The Committee believes that compensation must be designed to attract, retain, reward, and motivate highly qualified individuals to manage the Company to meet corporate growth and earnings objectives and maximize shareholder value.

     BASE SALARY. The major component of compensation for executive officers of the Company is their annual base salaries. With respect to executive officers, other than the chief executive officer, the Committee reviews the recommendation of the chief executive officer with respect to the annual base salary to be paid to each such officer and then makes a subjective determination based upon various factors, including the position held by such executive officer, his or her accomplishments during the year, level of responsibility and experience, and the relationship of such salary to the salaries of other managers and associates of the Company, in establishing the amount of such salary. The annual base salary of Mr. Wilkins, chairman and chief executive officer, which is paid pursuant to his employment agreement, was $250,000 for 1994. The Board of Directors has the authority to increase Mr. Wilkins' annual base salary. The Committee believes that Mr. Wilkins' base salary is currently adequate and has not recommended to the Board of Directors an increase in his base salary for 1995.

     ANNUAL INCENTIVE. The Compensation Committee also believes it is desirable to provide selected significant employees with incentive compensation based on the Company's actual performance during a fiscal year. Mr. Wilkins, in addition to his base salary, is paid pursuant to his employment agreement an annual bonus equal to five percent of the net pretax profit of the Company (calculated without consideration of any such bonuses paid or payable to Mr. Wilkins) during each fiscal year. In addition, in February 1992, the Company instituted an Incentive Compensation Plan for certain key employees of the Company selected by the chief executive officer of the Company. At the beginning of each year, the chief executive officer establishes an individual target incentive amount for the selected employee and a target amount for the Company's net operating income. Each selected employee is to receive a bonus in an amount ranging from 65% to 140% of this target incentive amount based on the percentage of the target income actually earned by the Company. No amounts will be paid if actual net income is less than 80% of the target net income and maximum amounts will be paid for results equaling or exceeding 130% of target income. All bonuses under the Incentive Compensation Plan require approval by the Compensation Committee.

     LONG-TERM STOCK INCENTIVES. In addition to the Incentive Compensation Plan, the Company has established the 1990 Stock Option Plan, as amended, designed to align a portion of the executive and key associates compensation package with the long-term interests of shareholders. This stock option plan, as amended, has been approved by the Company's shareholders. All options are granted by the Compensation Committee, whose members are not eligible to participate in the plan. No options have been granted to Mr. Wilkins under this plan because the Compensation Committee believes that he has sufficient incentive tied to the long-term performance of the Company through the earn-out resulting from the Company's acquisition of Metatec/Discovery Systems, Inc. ("Discovery"). See "Certain Relationships and Related Transactions." The Company's associates are granted options in amounts subjectively determined by the Compensation Committee to be appropriate given the relative positions and responsibilities of such persons.

     DEDUCTIBLE COMPENSATION. In 1993, the Revenue Reconciliation Act of 1993 was adopted. Under Section 162(m) of the Code, as amended by this Act, certain compensation of executives in excess of $1,000,000 is not deductible by public companies. Under Section 162(m), the Company could attempt to qualify certain of its compensation plans and arrangements for exceptions from this provision by amendments adopted by the shareholders. Although the Committee may decide to do so in the future, it has not currently recommended that action be taken to qualify for exceptions from Section 162(m), because applicable compensation arrangements appear to be either grandfathered, due to their adoption prior to the Act, or not currently a significant difficulty.

     Dan R. E. Thomas, Chairman               A. Grant Bowen
     Jerry D. Miller                          Herbert O. Gingrich

PERFORMANCE GRAPH

     The following graph provides a comparison of the five-year cumulative total return (assuming reinvestment of dividends) from the Company, the NASDAQ
Computer and Data Processing Services Index, and the NASDAQ Stock Market Index
-- United States.

             COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN AMONG
               METATEC CORPORATION, THE NASDAQ COMPUTER AND DATA
                    PROCESSING SERVICES STOCK INDEX, AND THE
                   NASDAQ STOCK MARKET INDEX - UNITED STATES

 MEASUREMENT PERIOD             METATEC         NASDAQ        NASDAQ STOCK
(FISCAL YEAR COVERED)         CORPORATION    COMPUTER & DP     MRKT - US
---------------------         -----------    -------------    ------------
        12/89                     100             100             100
        12/90                      56             107              85
        12/91                     102             215             136
        12/92                     185             231             159
        12/93                     537             245             181
        12/94                     356             298             177

     The foregoing graph and above amounts assume $100 invested on December 31, 1989, in the Company's common shares or applicable stock index, including reinvestment of dividends with the year ending December 31.

     During 1989 and 1990, there was no established trading market in the Company's common shares, and the share prices used for these years in the performance graph are based on prices obtained from brokers of minimal and sporadic trades that occurred in the Company's common shares. A trading market in the Company's common shares developed in 1991 following its entry into its line of business of providing information distribution services incorporating optical disc technology. The foregoing graph is not, nor is it intended to be, indicative of future performance of the Company's common shares.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     In connection with the Company's 1990 acquisition of all of the shares of Discovery held by two former directors of the Company and by Mr. Wilkins, and in exchange for Mr. Wilkins' surrender of an option to purchase 48% of the shares of Discovery, the Company agreed to issue an indefinite number of common shares of the Company to Mr. Wilkins on a deferred basis pursuant to an escrow arrangement intended to continue until the first quarter of 1996. In March 1993, the Company and Mr. Wilkins agreed to terminate this deferred share arrangement and effectively cap the number of shares which could be received by Mr. Wilkins as a result of the termination of his original option by issuing 600,000 common shares to him. These shares were issued to Mr. Wilkins subject to a risk that he will forfeit the shares if his employment is terminated by the Company for Cause or by Mr. Wilkins without Good Reason (as these terms are defined in Mr. Wilkins' employment agreement with the Company) on or before February 29, 1996, and subject to a risk that he will forfeit all or part of the shares under a formula based primarily on the pre-tax profits of Discovery. Under that formula, an amount equal to 48% of the pre-tax profit or loss of Discovery for each of the years 1991 through 1995, calculated with adjustments relating to certain intercompany transactions (including the cost of any capital provided by the Company) is discounted from the end of such year to December 31, 1989. The discounted amount is then divided by $2.67 per share (the Company's book value per share as of December 31, 1989) to determine a share number for that year (with the share number expressed as a negative number for any years in which Discovery had a pre-tax loss). The share numbers for the five years ending with 1995 are then added together and that total is reduced by the result obtained when $480,000 (representing the option purchase price payable by Mr. Wilkins under his surrendered option) is divided by the fair market value of one common share on December 31, 1995, to determine the total number of shares, if any, earned over the five-year period. If that total number is less than 600,000, then the difference is the number of shares which are automatically forfeited by Mr. Wilkins. At December 31, 1994, 524,447 common shares have been tentatively earned by Mr. Wilkins under the formula. This number will increase or decrease depending upon the pre-tax profit or loss of Discovery for 1995. In addition, the Company has agreed to (a) register any unforfeited shares at Mr. Wilkins' request, (b) pay Mr. Wilkins a bonus in an amount equal to any tax savings resulting to the Company from the issuance of the shares and the payment of such bonus, up to the amount of Mr. Wilkins' individual tax liability with respect to the issuance of the shares to him, and (c) use its best efforts to effect an underwriting of a number of the unforfeited shares sufficient to enable Mr. Wilkins to cover any related tax liability to the extent not covered by the bonus described in (b), above. However, the Company does not anticipate the need to pay Mr. Wilkins the above described bonus or to effect an underwriting with respect to the issuance of the unforfeited shares.

     In September 1994, the Company purchased from Jeffrey M. Wilkins approximately seven acres of land and the approximately 55,000 square foot office and manufacturing facility situated thereon located at 7001 Metatec Boulevard, Dublin, Ohio (the "Dublin Facility"). Prior to that time, the Dublin Facility was leased by the Company from Mr. Wilkins as part of its manufacturing facility and principal executive offices. The Dublin Facility was purchased pursuant to the terms of an option to purchase which was contained in the lease for the Dublin Facility. This option provided that the Company could purchase the Dublin Facility at any time prior to the expiration of the lease term for a purchase price equal to the lesser of (a) $4.8 million or (b) an amount equal to the value in use of the Dublin Facility, as determined by an MAI appraiser, reduced by $660,000 (the value of Company improvements in use at the time the option was granted) and without consideration of any improvements made by the Company after January 1, 1994. Pursuant to foregoing formula, the purchase price paid to Mr. Wilkins was $4.8 million. The Company also paid expenses in connection with the purchase totaling $4,710, none of which were paid to Mr. Wilkins. The lease was cancelled in connection with the purchase of the Dublin Facility. During 1994, and prior to the cancellation of the lease and consummation of the purchase, the Company paid Mr. Wilkins $378,900 for rent of the Dublin Facility.

     The lease which was in effect on the date of purchase was entered into effective March 1, 1994, and modified certain provisions of the prior lease between the Company and Mr. Wilkins. Prior to March 1994, the

Dublin Facility was leased to Discovery by Mr. Wilkins under a lease with a term expiring December 31, 1997. The prior lease was guaranteed by the Company, and provided for annual rent increases based on increases in the Consumer Price Index. Mr. Wilkins had granted the Company an option to purchase the Dublin Facility at any time prior to November 16, 1996, for a purchase price established by an MAI appraiser, less a commission amount of not less than three percent that would have been charged by a commercial real estate broker upon the sale of the Dublin Facility. The prior lease, the Company's guaranty, and the related purchase option agreement were terminated on the effective date of the new lease. Under the new lease, which had a 15-year term, Mr. Wilkins agreed to cap the rent at $48,519 per month, extend the term of the Company's purchase option to coincide with the lease term, and cap the purchase price payable upon exercise of the purchase option. Consistent with the prior lease, the Company paid all taxes, utility charges, and insurance premiums related to the Dublin Facility.

     In February 1994, the Company purchased from Olde Poste Properties, an Ohio general partnership, approximately eight acres of land adjacent to the Dublin Facility for purposes of expanding the Dublin Facility to increase the Company's manufacturing and distribution capacity. The purchase price for the land was $645,300, and the Company paid expenses in connection with the purchase totaling approximately $48,700, including the commission payable to the seller's broker, the conveyance fee, and the premium for owner's title insurance. Mr. Wilkins is a general partner in Olde Poste Properties; however, Mr. Wilkins did not participate in the negotiations for any of the terms of the acquisition. Such terms were established by other partners of Olde Poste Properties and other officers of the Company, and the Company believes the terms of the transaction were no less favorable to it than it could obtain from independent third parties.

     During 1993, Discovery leased certain equipment from Jeffrey M. Wilkins for a monthly rental of $17,000. The lease expired on December 31, 1993, and on January 1, 1994, the Company purchased the equipment for $578,000, which the Company believes is less than it would have had to pay to independent parties for similar equipment.

     During 1994, E. David Crockett, a director of the Company, was paid a consulting fee by the Company in the amount of $3,500 for providing business planning services to the Company. In addition, Focus, Inc., the president of which is Dan R.E. Thomas, a director of the Company, was paid a consulting fee by the Company in the amount of $61,179 for providing business planning services to the Company.

                         INDEPENDENT PUBLIC ACCOUNTANTS

     Deloitte & Touche LLP has been selected by the Board of Directors as the independent public accountants for the Company for its fiscal year ending December 31, 1995.

     It is expected that a representative of Deloitte & Touche LLP will be present at the Annual Meeting and will be given an opportunity to make a statement if desired and to respond to appropriate questions.

                             SHAREHOLDER PROPOSALS

     Proposals of shareholders intended to be presented at the 1996 annual meeting of shareholders must be received by the Company for inclusion in the proxy statement and form of proxy on or prior to 120 days in advance of the first anniversary of the date of this Proxy Statement.

                                 OTHER MATTERS

     Management does not know of any other matters which may come before the Annual Meeting. However, if any other matters properly come before the Annual Meeting, it is the intention of the persons named in the accompanying form of proxy to vote the proxy in accordance with their judgment on such matters.

     The Company will bear the cost of solicitation of proxies. In addition to the use of the mails, proxies may be solicited by officers, directors, and regular employees, personally or by telephone or telegraph, and the Company will reimburse banks, brokers, and nominees for their out-of-pocket expenses incurred in sending proxy materials to the beneficial owners of shares held by them. If there are follow-up requests for proxies, the Company may employ other persons for such purpose.

                                             THOMAS J. HARMON
                                             Secretary

                                                                      APPENDIX A

                              METATEC CORPORATION
                       1992 DIRECTORS' STOCK OPTION PLAN

Section 1. PURPOSE.

     The purposes of the METATEC Corporation 1992 Directors' Stock Option Plan (the "Plan") are to encourage directors of METATEC Corporation (the "Company") who are not employees or officers of the Company or any of its subsidiaries to acquire a proprietary interest in the Company, to further promote the interest of such directors in the development and financial success of the Company, and to assist the Company in attracting and retaining highly qualified directors.

Section 2. ADMINISTRATION OF PLAN.

     The Plan shall be administered by the Company's Compensation Committee (the "Committee") which shall consist of not less than three directors of the Company appointed by the Company's Board of Directors (the "Board"). The members of the Committee shall serve at the pleasure of the Board, which may remove members from the Committee or appoint new members to the Committee from time to time, and members of the Committee may resign by written notice to the Chairman of the Board or the Secretary of the Company. The Committee may adopt any rules it considers appropriate for the conduct of its business or the administration of the Plan, make interpretations of the Plan, and take any other actions it considers appropriate in connection with the Plan, all in a manner consistent with the other provisions of the Plan, and shall have such additional authority as the Board may determine to be desirable from time to time. The decisions of the Committee on matters within its jurisdiction under the Plan shall be conclusive and binding.

     No member of the Board or the Committee shall be liable for any action or determination relating to the Plan made in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Company. Each member of the Board or the Committee shall be indemnified by the Company against all costs and expenses reasonably incurred by him in connection with any action, suit, or proceeding to which he may be a part by reason of any action taken or failure to act under or in connection with the Plan, or any Option (defined in Section 5, below) granted thereunder, and against all amounts paid by him in satisfaction of a judgment in any such action, suit, or proceeding, if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Company. Upon the institution of any such action, suit, or proceeding, the Board or Committee member shall promptly notify the Company in writing, and the Company shall have the right to assume the defense thereof at its expense. The provisions of this paragraph with respect to the liability and indemnification of members of the Board and the Committee are in addition to, and not in limitation of, the provisions with respect to the liability and indemnification of members of the Board and the Committee (a) contained in the Articles of Incorporation or By-Laws of the Company, (b) contained in any indemnification agreements between Directors and the Company, or (c) provided by law; provided that all of the foregoing provisions of this paragraph shall be construed in a manner consistent with applicable law.

Section 3. SHARES SUBJECT TO PLAN.

     The maximum aggregate number of Class A Common Shares, par value $.10 a share, of the Company (the "Shares") allocated to the Plan and available for Options shall be 130,000 Shares. Such Shares may be authorized but unissued Shares or issued Shares reacquired by the Company and held as treasury Shares. If an Option granted under the Plan expires or terminates, the Shares subject to such expired or terminated option shall again be available for other Options to be granted under the Plan. The aggregate number of Shares allocated to the Plan shall be subject to adjustment under Section 6.

Section 4. ELIGIBILITY.

     The persons eligible to receive Options under the Plan shall include only individuals who are directors of the Company and not employees or officers of the Company or any subsidiary of the Company (each such individual an "Eligible Director").

Section 5. GRANT AND TERMS OF OPTIONS.

     Immediately following each of the first five annual meetings of shareholders of the Company following the effective date of the Plan, each person who is then an Eligible Director automatically shall be granted an option (an "Option") to purchase that number of Shares which is equal to the lesser of:
(a) 2,850; or (b) the result obtained when (i) $10,000 is divided by the fair market value of one Share on the date the Option is granted, and (ii) the quotient is rounded to the nearest whole number. For purposes of the Plan, the fair market value of the Shares shall mean, as of any given date: (A) the mean between the highest and lowest bid and ask prices, as reported by the National Association of Securities Dealers, Inc., on the most recent previous reporting day, (B) the last reported sale price in the NASDAQ National Market System on the most recent previous reporting day, or (C) the last reported sale price on any stock exchange on which the Shares are listed on the most recent previous reporting day, whichever shall be applicable. No additional Options shall be granted under the Plan following the granting of the Options described in this paragraph.

     The Options shall be stock options not intended to qualify as incentive stock options under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). Each Option shall be evidenced by a written agreement (an "Option Agreement") in such form as the Committee shall from time to time approve, and each Option Agreement shall be dated as of the date on which the Option is granted, signed by an officer of the Company authorized by the Committee, and signed by the Eligible Director to whom such Option is granted (Eligible Directors granted Options hereunder, "Grantees"). All Option Agreements shall be consistent with the Plan and comply with and be subject to the following terms and conditions:

          (i)   Vesting. All Options shall be fully vested on the date of grant.

          (ii) Option Price. The option price of Shares subject to an Option shall be the fair market value of the Shares on the date the Option is granted, as determined in accordance with the provisions set forth in the first paragraph of this Section 5.

          (iii) Maximum Term. Subject to Section 5(iv), below, the term of each Option shall commence on the date of grant and shall terminate on the fifth anniversary of such date.

          (iv) Termination of Option. Except as otherwise provided in Section 9, if a Grantee ceases to be an Eligible Director for any reason, then all Options or any unexercised portion of such Options which otherwise are exercisable by such Grantee shall terminate unless such Options are exercised within six months after the date such Grantee ceases to be an Eligible Director (but in no event after expiration of the original term of any such Option); provided, that if such Grantee ceases to be an Eligible Director by reason of such Grantee's death, the six-month period shall instead be a one-year period.

          (v) Transferability. No Option shall be transferable by a Grantee other than by will or the laws of descent and distribution. During the lifetime of a Grantee, an Option, by its terms, shall be exercisable (subject to any other applicable restrictions on exercise) only by a Grantee for his own account. Upon the death of a Grantee, an Option shall be exercisable (subject to any other applicable restrictions on exercise) only by the executor or administrator of the Grantee's estate.

          (vi) Method of Exercise. To the extent the right to exercise an Option has accrued, such Option may be exercised from time to time by giving written notice to the Secretary of the Company (the date such notice is received by the Company, the "Exercise Date"), stating the number of Shares (which must be a whole number) with respect to which an Option is being exercised and the time during normal business hours for delivery of the Shares with respect to which an Option was exercised, which shall be more than 15 and less than 30 days after the Exercise Date. Subject to compliance with all other terms and conditions of the Plan and the Option Agreement relating to such Option, the Company shall deliver, at the specified time at the principal office of the Company, a certificate for such Shares to the person entitled to receive same upon receipt of payment of the full purchase price for such Shares: (i) by certified or bank cashier's check, or (ii) by delivery of unrestricted Shares with a fair market value equal to the total option price at the time of exercise, or (iii) by a combination of the preceding two methods.

          (vii) Six-Month Holding Period. Shares purchased upon exercise of an Option may not be sold before at least six months have elapsed from the date the Option was granted.

Section 6. CHANGES IN CAPITAL STRUCTURE.

     If the Company (a) pays a dividend or makes a distribution in Shares without receiving consideration in the form of money, services, or property, (b) subdivides or splits its outstanding Shares into a greater number of Shares, or
(c) combines its outstanding Shares into a smaller number of Shares, then the aggregate number of Shares reserved for issuance pursuant to the Plan and the number and option price of Shares subject to the unexercised portions of then-outstanding Options shall be adjusted so that, assuming that Options had been previously granted for all of the Shares so reserved, the Grantees would be entitled to receive for the same aggregate price that number of Shares which they would have owned after the happening of any of the events described above had they exercised all of such Options prior to the happening of such event. An adjustment made pursuant to this paragraph shall become effective immediately after the record date in the case of a dividend or the effective date in the case of a subdivision, split, or combination.

     If the Company reclassifies or changes the Shares (except for splitting or combining, or changing par value, or changing from par value to no par value, or changing from no par value to par value) or participates in a consolidation or merger (other than a merger in which the Company is the surviving corporation and which does not result in any reclassification or change of the Shares except as stated above), the aggregate number of Shares reserved for issuance pursuant to the Plan and the number and option price of Shares subject to the unexercised portions of then-outstanding Options shall be adjusted so that, assuming that Options had been previously granted for all the Shares so reserved, the Grantees would be entitled to receive for the same aggregate price that number and type of shares of capital stock which they would have owned after the happening of any of the events described above had they exercised all of such Options prior to the happening of such event.

     No adjustment pursuant to this section shall be required unless such adjustment would require an increase or decrease of at least 1% in the number or price of Shares; provided that any adjustments which by reason of this paragraph are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this section shall be made to the nearest cent or to the nearest full share, as the case may be. Anything in this section to the contrary notwithstanding, the Company shall be entitled to make such reductions in the option price, in addition to those required by this section, as it, in its discretion, shall determine to be advisable in order that any stock dividends, subdivisions or splits of shares, distribution of rights to purchase shares or securities, or distribution of securities convertible into or exchangeable for shares hereafter made by the Company to its shareholders shall not be taxable.

     Whenever an adjustment is made pursuant to the preceding provisions of this section, the Company shall promptly prepare a notice of such adjustment setting forth the terms of such adjustment and the date on which such adjustment became effective and shall mail such notice of such adjustment to the Grantees at their respective addresses appearing on the records of the Company or at such other address any Grantees may from time to time designate in writing to the Company.

     In addition, if any adjustment is made under the preceding provisions of this section with respect to the aggregate number of Shares reserved for issuance pursuant to the Plan, then, with respect to any remaining Options to be granted under the Plan after the date of such adjustment, the number of Shares specified in clause (a) of the first paragraph of Section 5 also shall be proportionately adjusted in a manner consistent with the adjustment in the aggregate number of Shares reserved for issuance pursuant to the Plan.

Section 7. COMPLIANCE WITH SECURITIES LAWS; DELIVERY OF SHARES.

     No Option shall be exercisable and no Shares shall be delivered under the Plan except in compliance with all applicable federal and state securities laws and regulations. The Company's obligation to deliver Shares with respect to the exercise of an Option shall, if the Committee so requests, be conditioned upon the receipt of a representation and warranty as to the investment intention of the Grantee or other person to whom such Shares are to be delivered, in such form as the Committee shall determine to be necessary or advisable to comply with the provisions of the Securities Act of 1933, as amended, or any other applicable federal or state securities laws. Each certificate for Shares issued pursuant to the Plan shall be registered in the name of the Grantee or such other person and shall bear appropriate legend(s) with respect to the restrictions upon transfer of such Shares.

     All certificates for Shares or other securities delivered under the Plan shall be subject to such stop-transfer orders and other restrictions as the Company may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Shares are then listed, and any applicable federal or state securities law, and the Company may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

     In the case of the exercise of an Option by a person or estate acquiring the right to exercise such Option by bequest or inheritance, the Committee may require reasonable evidence as to the ownership of such Option and may require such consents and releases of taxing authorities as the Committee deems advisable.

Section 8. WITHHOLDING TAX.

     The Company, at its option, shall have the right to require any person who is entitled to receive Shares pursuant to the exercise of an Option to pay to the Company an amount equal to all taxes which the Company is required to withhold with respect to such Shares or make arrangements satisfactory to the Company regarding the payment of such taxes, or, in lieu thereof, to retain, or sell without notice, a number of such Shares sufficient to cover the amount required to be withheld. The obligations of the Company under the Plan shall be conditional on such payment or other arrangements.

Section 9. TERMINATION FOR CAUSE.

     Notwithstanding any provision to the contrary in the Plan or in any Option Agreement, upon the discharge of any Grantee as a director of the Company for cause, all unexercised Options granted to such Grantee shall immediately lapse and be of no further force or effect.

Section 10. TERMINATION AND AMENDMENT OF PLAN.

     The Board, without further action on the part of the shareholders of the Company, may from time to time alter, amend or suspend the Plan or may at any time terminate the Plan, provided that: (a) no such action shall materially and adversely affect any outstanding Options without the consent of the respective Grantees of such Options; (b) except for the adjustments provided for in Section 6, no amendment may be made by Board action without shareholder approval if the amendment would (i) materially increase the benefits accruing to participants under the Plan, (ii) materially increase the number of Shares which may be issued under the Plan, or (iii) materially modify the requirements as to eligibility for participation in the Plan; and (c) the Plan shall not be amended more than once every six months, other than to comport with changes in the Code, the Employee Retirement Income Security Act, or the rules thereunder.

Section 11. NO ENLARGEMENT OF RIGHTS.

     The award of Options under the Plan to an Eligible Director shall not confer any right to such director to continue as a director of the Company and shall not restrict or interfere in any way with the right of the shareholders of the Company to terminate such directorship, with or without cause, at any time.

Section 12. RIGHTS AS SHAREHOLDER.

     No Grantee or his executor or administrator shall have any rights of a shareholder in the Company with respect to the Shares covered by an Option unless and until a certificate representing such Shares has been duly issued and delivered to him under the Plan.

Section 13. DEFINITION OF SUBSIDIARY.

     The term "subsidiary" when used in the Plan or any Option Agreement means a subsidiary corporation as defined in Section 424 of the Code.

Section 14. GOVERNMENT REGULATIONS.

     Notwithstanding any provisions of the Plan or any Option Agreement, the Company's obligations under the Plan and any such Option Agreement shall be subject to all applicable laws, rules and regulations and to such approvals as may be required by any governmental or regulatory agencies.

Section 15. GOVERNING LAW.

     The Plan and all Option Agreements shall be governed by and construed in accordance with the laws of the State of Ohio.

Section 16. GENDERS AND NUMBERS.

     When permitted by the context, each pronoun used in the Plan includes the same pronoun in other genders and numbers, and each noun used in the Plan includes the same noun in other numbers.

Section 17. CAPTIONS.

     The captions of the various sections of the Plan are not part of the context of the Plan, but are only labels to assist in locating those sections, and shall be ignored in construing the Plan.

Section 18. EFFECTIVE DATE.

     The Plan shall be effective May 1, 1992. The Plan shall be submitted to the shareholders of the Company for approval as soon as practicable but in any event not later than 12 months after the effective date of the Plan. Notwithstanding anything to the contrary contained herein, no Options shall be exercisable prior to such approval. If the Plan is not approved by the shareholders of the Company within 12 months after the effective date of the Plan, the Plan and all Options granted under the Plan shall become null and void and have no further force or effect.

                                AMENDMENT NO. 1
                                       TO
                              METATEC CORPORATION
                       1992 DIRECTORS' STOCK OPTION PLAN

     The Metatec Corporation 1992 Directors' Stock Option Plan (the "Plan") is hereby amended pursuant to the following provisions:

Section 1. DEFINITIONS.

     As a result of the recapitalization of the Company pursuant to the Company's Amended and Restated Articles of Incorporation approved by the Company's shareholders on May 20, 1993, the term "Shares", as used in the Plan and this amendment, means the Company's common shares, par value $.10 a share. All capitalized terms used in this amendment which are not otherwise defined herein shall have the respective meanings given such terms in the Plan.

Section 2. SHARES SUBJECT TO PLAN.

     The maximum aggregate number of Shares with respect to which options may be granted under the Plan, including the Options (as defined in the Plan) and the One-Time Options (as defined in Section 4, below), is increased by 30,000 Shares to a total of 160,000 Shares. Such aggregate number of Shares shall be subject to adjustment as provided in the Plan.

Section 3. ANNUAL GRANTS.

     The formula contained in the first sentence of Section 5 of the Plan shall not be used for purposes of determining the number of Shares subject to Options granted under that section after the date of this amendment. Instead, the number of Shares subject to each such Option shall be 2,500.

Section 4. ADDITIONAL ONE-TIME GRANTS.

     Each person who is an Eligible Director immediately following the 1994 annual meeting of the shareholders of the Company, and each person who first becomes an Eligible Director at any time during the period beginning on the day after that annual meeting and ending on the day after the 1996 annual meeting of the shareholders of the Company, automatically shall be granted an option (a "One-time Option") to purchase 10,000 Shares. Each One-Time Option, and the Shares subject to that One-Time Option, shall be subject to all terms and conditions applicable to Options under the Plan, except as follows:

          (a) Term. Subject to earlier termination as provided below and as provided in the Plan, the term of each One-Time Option shall begin on the date it is granted (the "Grant Date") and shall end on the fifth anniversary of the Grant Date.

          (b) Vesting. Each One-Time Option shall vest in four equal installments on the first four anniversaries of the Grant Date, so that each One-Time Option may be exercised with respect to the following percentages of the Shares originally subject to that One-Time Option on and after the following anniversaries of the Grant Date, respectively (until termination of that One-Time Option):

                       ANNIVERSARY           PERCENTAGE
                -------------------------    ----------
                First....................         25%
                Second...................         50%
                Third....................         75%
                Fourth...................        100%

     If a Grantee of a One-Time Option ceases to be an Eligible Director for any reason, then that One-Time Option shall terminate automatically with respect to that portion of the One-Time Option which has not become exercisable as provided above.

          (c) Effect of Change in Control. If a tender offer or exchange offer for Shares (other than such an offer by the Company or approved by the Company's Board of Directors) is commenced, or if the shareholders of the Company shall approve an agreement providing for a transaction in which the Company will cease to be an independent publicly owned entity or for a sale or other disposition of all or substantially all the assets of the Company and such event shall not have been approved by the Company's Board of Directors, then all One-Time Options theretofore granted and not fully exercisable shall thereupon become exercisable in full upon the happening of such event and shall remain so exercisable in accordance with their terms; provided that no One-Time Option which has previously been exercised or otherwise terminated shall become exercisable.

     The One-Time Options granted to Eligible Directors under this section are in addition to the Options granted to Eligible Directors under Section 5 of the Plan.

Section 5. EFFECTIVE DATE; CONSTRUCTION.

     The effective date of this amendment is March 21, 1994, and this amendment shall be deemed to be a part of the Plan as of such date. In the event of any inconsistencies between the provisions of the Plan and this amendment, the provisions of this amendment shall control. Except as modified by this amendment, the Plan shall continue in full force and effect without change.

     This amendment shall be submitted to the shareholders of the Company for their approval as soon as practicable but in any event not later than 12 months after this amendment has been adopted by the board of directors of the Company. Notwithstanding the preceding paragraph or any other provisions of this amendment to the contrary, if this amendment is not approved by the shareholders of the Company within such 12-month period, this amendment shall automatically become null and void and have no further force or effect, and the Plan shall continue in effect without this amendment.

                                AMENDMENT NO. 2
                                       TO
                              METATEC CORPORATION
                       1992 DIRECTORS' STOCK OPTION PLAN

     The Metatec Corporation 1992 Directors' Stock Option Plan (the "Original Plan"), as previously amended by Amendment No. 1 to the Original Plan (collectively, the "Plan"), is hereby amended pursuant to the following provisions:

Section 1. DEFINITIONS.

     All capitalized terms used in this amendment which are not otherwise defined herein shall have the respective meanings given such terms in the Plan.

Section 2. TERM OF OPTIONS.

     If, after a Grantee reaches the age of 70, that Grantee ceases to be an Eligible Director for any reason other than his death or discharge for cause, then: (a) any unvested portion of any One-Time Option granted to that Grantee automatically shall vest and become exercisable at that time; and (b) any Option or portion of an Option (hereinafter, simply an "Option") which is otherwise then exercisable by that Grantee (including without limitation any unexercised portion of a One-Time Option) shall not terminate as provided in Section 5(iv) of the Original Plan and shall continue to be exercisable during the remainder of the original term of that Option; provided that if such Grantee thereafter dies, then each such Option shall terminate unless exercised within one year after the date of that Grantee's death (but in no event after expiration of the original term of that Option).

     The preceding provisions shall not be construed to modify the provisions of the Plan relating to termination of any unexercised Options held by any Grantee who ceases to be an Eligible Director as the result of that Grantee's death or discharge for cause.

Section 3. EFFECTIVE DATE; CONSTRUCTION.

     The effective date of this amendment is January 25, 1995, and this amendment shall be deemed to be a part of the Plan as of such date. In the event of any inconsistencies between the provisions of the Plan and this amendment, the provisions of this amendment shall control. Except as modified by this amendment, the Plan shall continue in full force and effect without change.

     This amendment shall be submitted to the shareholders of the Company for their approval as soon as practicable, but in any event not later than 12 months after this amendment has been adopted by the board of directors of the Company. Notwithstanding the preceding paragraph or any other provisions of this amendment to the contrary, if this amendment is not approved by the shareholders of the Company within such 12-month period, this amendment shall automatically become null and void and have no further force or effect, and the Plan shall continue in effect without this amendment.

PROXY                         METATEC CORPORATION
                            ------------------------

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

    The undersigned hereby appoints Jeffrey M. Wilkins, William H. Largent, and Thomas J. Harmon, and each of them, with full power of substitution, proxies to vote and act with respect to all Common Shares, $.10 par value (the "Shares"), of Metatec Corporation, a Florida corporation (the "Company"), which the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held on Thursday, April 27, 1995, at the Company's principal executive offices located at 7001 Metatec Boulevard, Dublin, Ohio 43017, at 1:00 p.m., local time, and at any and all adjournments thereof, with all the powers the undersigned would possess if present in person, on the following proposals and any other matters that may properly come before the Annual Meeting.

1. PROPOSAL TO APPROVE AN AMENDMENT TO THE COMPANY'S 1992 DIRECTORS' STOCK OPTION PLAN
                   / / FOR        / / AGAINST        / / ABSTAIN

2. WITH / / OR WITHOUT / / AUTHORITY TO FIX THE NUMBER OF CLASS II DIRECTORS OF THE COMPANY AT THREE, AND TO ELECT ALL NOMINEES LISTED BELOW AS CLASS II DIRECTORS (except as marked to the contrary below):
        Jerry D. Miller          Gregory T. Tillar          James V. Pickett
   INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH HIS NAME.

3. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

    THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED UPON THE PROPOSALS LISTED ABOVE IN ACCORDANCE WITH THE INSTRUCTIONS GIVEN BY THE UNDERSIGNED, BUT IF NO INSTRUCTIONS ARE GIVEN, THIS PROXY WILL BE VOTED FOR THE PROPOSAL LISTED IN ITEM 1, ABOVE, AND TO FIX THE NUMBER OF CLASS II DIRECTORS AT THREE AND TO ELECT ALL DIRECTORS AS SET FORTH IN ITEM 2, ABOVE, AND, IN THE DISCRETION OF THE PROXIES, ON ANY OTHER MATTER WHICH PROPERLY COMES BEFORE THE ANNUAL MEETING.

                                             Dated                        , 1995

                                             -----------------------------------
                                             (Signature of Shareholder)

                                             -----------------------------------
                                             (Signature of Shareholder)

                                             (Please sign legibly exactly as the
                                             name is printed on the left.)

                                             If the registration is as attorney,
                                             executor, administrator, trustee or
                                             guardian, please sign full title as
                                             such.

                   PLEASE DATE, SIGN AND MAIL PROXY PROMPTLY

                                   Proxy Card